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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                          Event Reported): May 5, 2000



                               KINETIKS.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-27418                  76-0478045
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)



       10055 Westmoor Drive
           Westminster, CO                                          80021
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (303) 543-1408




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Introductory Note:

         This Amendment on Form 8-K(A) amends the current Report on Form 8-K filed by Kinetiks.com on May 10, 2000 regarding Kinetiks.com's change in certifying accountant.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Attached as exhibit 16.1 is a letter from Gerald R. Hendricks & Company, P.C. addressed to the Securities and Exchange Commission stating whether it agrees with the statements previously filed by Kinetiks.com with the Commission under cover of Form 8-K on May 10, 2000.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

                  16.1 Letter from Gerald R. Hendricks & Company, P.C. regarding agreement with referenced statements.



















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     KINETIKS.COM, INC.



                                                     By: /s/ Paul Thomas
                                                         -----------------------
                                                         Paul Thomas
                                                         Chief Financial Officer



Dated: May 22, 2000

























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